                                                                   Exhibit 10.25

                           FIFTH AMENDMENT TO LEASE

     THIS FIFTH AMENDMENT TO LEASE (this "Amendment") is entered into as of the 12th day of December, 2000, by and between THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("Landlord") and VIGNETTE CORPORATION, a Delaware corporation ("Tenant").

     WHEREAS, B.O. III, Ltd., a Texas limited partnership and Tenant executed that certain Office Lease Agreement (the "Lease Agreement") dated August 4, 1998 covering 66,900 square feet of Agreed Rentable Area in the building known as Barton Oaks Plaza III (the "Building"), as more particularly described therein;

     WHEREAS, the Lease Agreement has been amended pursuant to that certain First Amendment to Lease dated as of October 31, 1998, that certain Second Amendment to Lease dated as of December 30, 1998, that certain Third Amendment to Lease dated as of April 27, 1999, and that certain Fourth Amendment to Lease dated August 1, 2000 (the Lease Agreement, as amended, the "Lease");

     WHEREAS, Landlord is the current owner of the Building and the landlord under the Lease;

     WHEREAS, Tenant is the sublessee under that certain Sublease dated September 21, 1999 by and between IXC Communications Services, Inc. ("IXC") and Tenant (the "Sublease") covering 24,134 square feet of Agreed Rentable Area on the second floor of the Building shown on Exhibit A attached hereto ("Second
                                          ---------
Floor Premises");

     WHEREAS, IXC's lease and the Sublease terminate on January 31, 2002;

     WHEREAS, pursuant to Rider 5 to the Lease, Tenant has a right of opportunity to lease the Second Floor Premises upon the termination of IXC's lease; and

     WHEREAS, Tenant has exercised its right of opportunity to lease the Second Floor Premises and Landlord and Tenant desire to amend the Lease to reflect their agreements as to the terms and conditions governing Tenant's lease of the Second Floor Premises.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants between the parties herein contained, Landlord and Tenant hereby agree as follows:

1.   Premises.  Effective as of February 1, 2002, Item 2 of the Basic Lease
     --------
Provisions shall be amended in its entirety to read as follows:

     Premises:

     a. Suite #: 500 ; Floors: A portion of the first (1/st/) floor and the entire fourth (4/th/) and fifth (5/th/) floors (the "Original Premises"); the remaining 5,049 square feet of Agreed Rentable Area on the first (1/st/) floor (the "First Floor Expansion Premises"), 12,009 square feet of Agreed Rentable Area on the third (3/rd/) floor (the "Third Floor Expansion Premises") (the First Floor Expansion Premises and the Third Floor Expansion Premises, collectively, the "Expansion Premises"); 24,134 square feet of Agreed Rentable Area on the Second Floor (the "Second Floor Premises") and 13,331 square feet of Agreed Rentable Area on the third (3/rd/) floor (the "Third Floor Right of First Refusal Premises").

     b.  Agreed Rentable Area: 121,423 square feet.

2.   Basic Rent.  Effective February 1, 2002, Item 3.a of the Basic Lease
     ----------
Provisions shall be amended by adding the following at the end of such item:

          With respect to the Second Floor Premises:

                              Rate Per Square   Basic        Basic
          Rental              Foot of Agreed    Annual       Monthly
          Period              Rentable Area     Rent         Rent
          ------              --------------    ----         ----

          2/1/02 - 1/31/06    $23.00            $555,081.96  $46,256.83


3.   Tenant's Pro Rata Share Percentage.  Item 4.a of the Basic Lease Provisions
     ----------------------------------
shall be amended as follows:

     (a) Effective February 1, 2002, Item 4.a of the Basic Lease Provisions shall be amended in its entirety to read as follows:

          a. Tenant's Pro Rata Share Percentage: 100.00% (the Agreed Rentable Area of the Premises divided by the Agreed Rentable Area of the Building, expressed in a percentage).

     (b) Effective June 1, 2003, Item 4.a of the Basic Lease Provisions shall be amended as follows:

          (i) In the event Tenant exercises its right to renew the Lease with respect to the Third Floor Right of First Refusal Premises, Item 4.a shall not be amended.

          (ii) In the event Tenant does not exercise its right to renew the Lease with respect to the Third Floor Right of First Refusal Premises, Item 4.a shall be amended in its entirety to read as follows:

          a. Tenant's Pro Rata Share Percentage: 89.021% (the Agreed Rentable Area of the Premises divided by the Agreed Rentable Area of the Building, expressed in a percentage).

     (c) Effective December 3, 2003, Item 4.a of the Basic Lease Provisions shall be amended as follows:

          (i) In the event Tenant exercises its right to renew the Lease with respect to the Original Premises and the Expansion Premises and has exercised its right to renew the Lease with respect to the Third Floor Right of First Refusal Premises, Item 4.a shall not be amended.

          (ii) In the event Tenant exercises its right to renew the Lease with respect to the Original Premises and the Expansion Premises, but has not exercised its right to renew the Lease with respect to the Third Floor Right of First Refusal Premises, Item 4.a shall not be amended.

          (iii) In the event Tenant does not exercise its right to renew the Lease with respect to the Original Premises and the Expansion Premises, but has exercised its right to renew the Lease with respect to the Third Floor Right of First Refusal Premises, Item 4.a shall be amended in its entirety to read as follows:

          a. Tenant's Pro Rata Share Percentage: 30.855% (the Agreed Rentable Area of the Premises divided by the Agreed Rentable Area of the Building, expressed in a percentage).

          (iv) In the event Tenant does not exercise its right to renew the Lease with respect to the Original Premises and the Expansion Premises and has not exercised its right to renew the Lease with respect to the Third Floor Right of First Refusal Premises, Item 4.a shall be amended in its entirety to read as follows:

          a. Tenant's Pro Rata Share Percentage: 19.876% (the Agreed Rentable Area of the Premises divided by the Agreed Rentable Area of the Building, expressed in a percentage).

     (d) Effective February 1, 2006, Tenant's Pro Rata Share Percentage shall be amended to reflect the percentage obtained by dividing the Agreed Rentable Area of the Premises, if any, by the Agreed Rentable Area of the Building.

4.   Term.  Effective February 1, 2002, Item 5 of the Basic Lease Provisions
     ----
shall be amended in its entirety to read as follows:

     a.   With respect to the Original Premises and the Expansion Premises, Five
          (5) years and Zero (0) months (see Article 1, Supplemental Lease Provisions).

     b. With respect to the Second Floor Premises, Four (4) years and Zero (0) months (see Article 1, Supplemental Lease Provisions).

     c.   With respect to the Third Floor Right of First Refusal Premises, Three
          (3) years and eleven (11) months (see Article 1, Supplemental Lease Provisions).

5.   Expiration Date.  Effective February 1, 2002, Item 7 of the Basic Lease
     ---------------
Provisions shall be amended in its entirety to read as follows:

     a. With respect to the Original Premises and the Expansion Premises, December 2, 2003 (as adjusted pursuant to Article 1, Supplemental Lease Provisions).

     b. With respect to the Second Floor Premises, January 31, 2006 (as adjusted pursuant to Article 1, Supplemental Lease Provisions).

     c. With respect to the Third Floor Right of First Refusal Premises, May 31, 2003 (as adjusted pursuant to Article 1, Supplemental Lease Provisions).

6.   Amendment of Exhibit A.  Effective February 1, 2002, Exhibit A attached
     ----------------------                               ---------
hereto shall be added to and made a part of Exhibit A attached to the Lease.
                                            ---------

7.   Amendment of Rider 1.  Effective as of February 1, 2002, Paragraphs 1 and 2
     --------------------
of Rider 1 of the Lease shall be amended in their entireties as follows:
   -------

1. If, and only if, on the Expiration Date applicable to the Original Premises and Expansion Premises and the date Tenant notifies Landlord of its intention to renew the term of this Lease (as provided below) with respect to the Original Premises and the Expansion Premises, (i) Tenant is not in default under this Lease, (ii) Tenant then occupies at least ninety percent (90%) of the Agreed Rentable Area of the Original Premises and the Expansion Premises and the Premises then consist of at least all the Original Premises and the Expansion Premises and (iii) this Lease is in full force and effect, then Tenant, but not any assignee or subtenant of Tenant, shall have and may exercise an option to renew this Lease with respect to the Original Premises and the Expansion Premises for two (2) additional terms of seven (7) years each (each, an "Original Premises Renewal Term") upon the same terms and conditions contained in this Lease with the exceptions that (x) this Lease shall not be further available for renewal after the expiration of the second Original Premises Renewal Term and (y) the rental for each Original Premises Renewal Term shall be the "Renewal Rental Rate", but in no event will the Base Annual Rent be less than the Base Annual Rent applicable to the Original Premises and the Expansion Premises for the last twelve (12) calendar months of the preceding term of the Lease.

If, and only if, on the Expiration Date applicable to the Third Floor Right of First Refusal Premises and the date Tenant notifies Landlord of its intention to renew the term of this Lease (as provided below) with respect to the Third Floor Right of First Refusal Premises (i) Tenant is not in default under this Lease,
(ii) Tenant then occupies the entire Third Floor Right of First Refusal Premises, and (iii) this Lease is in full force and effect, then Tenant, but not any assignee or subtenant of Tenant, shall have and may exercise an option to renew this Lease with respect to the Third Floor Right of First Refusal Premises for one (1) additional term of three (3) years (the "Third Floor Right of First Refusal Premises Renewal Term") upon the same terms and conditions contained in this Lease with the exceptions that (x) this Lease shall not be further available for renewal and (y) the rental for the Third Floor First Right of First Refusal Premises Renewal Term shall be the "Renewal Rental Rate", but in no event will the Base Annual Rent be less than the Base Annual Rent applicable to the Third Floor Right of First Refusal Premises or the last twelve (12) calendar months of the preceding term of the Lease.

If, and only if, on the Expiration Date applicable to the Second Floor Premises and the date Tenant notifies Landlord of its intention to renew the term of this Lease (as provided below) with respect to the Second Floor Premises (i) Tenant is not in default under this Lease, (ii) Tenant then occupies the entire Second Floor Premises, and (iii) this Lease is in full force and effect, then Tenant, but not any assignee or subtenant of Tenant, shall have and may exercise an option to renew this Lease with respect to the Second Floor Premises for two (2) additional terms of seven (7) years each (each, a "Second Floor Premises Renewal Term") upon the same terms and conditions contained in this Lease with the exceptions that (x) this Lease shall not be further available for renewal after the second Second Floor Premises Renewal Term, and (y) the rental for the Second Floor Premises Renewal Term shall be the "Renewal Rental Rate", but in no event will the Base Annual Rent be less than the Base Annual Rent applicable to the Second Floor Premises for the last twelve (12) calendar months of the preceding term of the Lease. Each Original Premises Renewal Term, each Second Floor Premises Renewal Term and the Third Floor Right of First Refusal Premises Renewal Term are sometimes hereinafter referred to as a "Renewal Term".

The Renewal Rental Rate is hereby defined to mean the then prevailing rents (including, without limitation, those similar to the Basic Annual Rent and Additional Rent) payable by renewal tenants having a credit standing substantially similar to that of Tenant, for properties of equivalent quality, size, utility and location as the applicable portions of the Premises, including any additions thereto, located within the area described below and leased for a renewal term approximately equal to the applicable Renewal Term. The Renewal Rental Rate will take into consideration the tenant inducements offered in the renewal transactions considered by Landlord in determining the Renewal Rental Rate. Notwithstanding the foregoing, with respect to the Original Premises ,the Expansion Premises and the Second Floor Premises, Tenant shall not be entitled to exercise the second renewal option unless Tenant exercises the first renewal option.

     2. If Tenant desires to renew this Lease with respect to the Original Premises and the Expansion Premises, Tenant must notify Landlord in writing of its intention to renew on or before the date which is at least nine (9) months but no more than twelve (12) months prior to the Expiration Date applicable to the Original Premises and the Expansion Premises, or the expiration of the first Renewal Term, as the case may be. If Tenant desires to renew this Lease with respect to the Third Floor Right of First Refusal Premises, Tenant must notify Landlord in writing of its intention to renew on or before the date which is at least nine (9) months but no more than twelve (12) months prior to the Expiration Date applicable to the Third Floor Right of First Refusal Premises. If Tenant desires to renew this Lease with respect to the Second Floor Premises, Tenant must notify Landlord in writing of its intention to renew on or before the date which is at least nine (9) months but no more than twelve (12) months prior to the Expiration Date applicable to the Second Floor Premises, or the expiration of the first Renewal Term applicable to the Second Floor Premises, as the case may be. Landlord shall, within the next sixty (60) days, notify Tenant in writing of Landlord's determination of the Renewal Rental Rate and Tenant shall, within the next twenty (20) days following receipt of Landlord's determination of the Renewal Rental Rate, notify Landlord in writing of Tenant's acceptance or rejection of Landlord's determination of the Renewal Rental Rate. If Tenant timely notifies Landlord of Tenant's acceptance of Landlord's determination of the Renewal Rental Rate, this Lease shall be extended as provided herein and Landlord and Tenant shall enter into an amendment to this Lease to reflect the extension of the term and changes in Rent in accordance with this Rider.
     If (i) Tenant timely notifies Landlord in writing of Tenant's rejection of Landlord's determination of the Renewal Rental Rate and does not invoke its rights under Paragraph D below, or (ii) Tenant does not notify Landlord in writing of Tenant's acceptance or rejection of Landlord's determination of the Renewal Rental Rate within such twenty (20) day period, this Lease shall end on the applicable Expiration Date and Landlord shall have no further obligations or liability hereunder with respect to the Original Premises and Expansion Premises, the Second Floor Premises or the Third Floor Right of Right Refusal Premises, as the case may be. If Tenant timely notifies Landlord in writing of Tenant's rejection of Landlord's determination of the Renewal Rental Rate and does invoke its rights under Paragraph D below (such notice, "Tenant's Notification"), this Lease shall be extended as provided herein and Landlord and Tenant shall enter into an amendment to this Lease to reflect the extension of the term and changes in Rent, with the Renewal Rental Rate determined in accordance with Paragraph D below.

8.   Security Deposit.  On or before February 1, 2002, Tenant shall pay to
     ----------------
Landlord the sum of $113,188.46, representing the Security Deposit for the Second Floor Premises.

9.   No Representations.  EXCEPT AS PROVIDED IN THE LEASE, LANDLORD HAS NOT MADE
     ------------------
AND DOES NOT HEREBY MAKE AND HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE SECOND FLOOR PREMISES, ITS CONDITION (INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OR WARRANTY REGARDING QUALITY OF CONSTRUCTION, STATE OF REPAIR, WORKMANSHIP, MERCHANTABILITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE).

10.  Acceptance of the Second Floor Premises.  Tenant hereby accepts the Second
     ---------------------------------------
Floor Premises for all purposes.

11.  No Brokers.  Tenant warrants that it has had no dealings with any real
     ----------
estate broker or agent in connection with the negotiation of this Amendment, excepting only Ford Alexander with Colliers Oxford Commercial and Cushman & Wakefield, Inc. and that it knows of no other real estate brokers or agents who are or might be entitled to a commission in connection with this Amendment or otherwise in connection with the Lease. Tenant agrees to indemnify and hold harmless Landlord from and against any liability or claim arising in respect to brokers or agents in connection with this Amendment other than Ford Alexander with Colliers Oxford Commercial, it being agreed that Landlord shall pay only Colliers Oxford Commercial a commission in connection with this Amendment pursuant to a separate written agreement with such company.

12.  Authority.  Tenant and each person signing this Amendment on behalf of
     ---------
Tenant represents to Landlord as follows: (i) Tenant is a duly incorporated and validly existing under the laws of the State of Delaware, (ii) Tenant has and is qualified to do business in Texas, (iii) Tenant has the full right and authority to enter into this Amendment, and (iv) each person signing on behalf of Tenant was and continues to be authorized to do so.

13.  Defined Terms.  All terms not otherwise defined herein shall have the same
     -------------
meaning as assigned to them in the Lease. Except as amended hereby, the Lease shall remain in full force and effect in accordance with its terms and is hereby ratified. In the event of a conflict between the Lease and this Amendment, this Amendment shall control.

14.  Exhibits.  Each Exhibit attached hereto is made a part hereof for all
     --------
purposes.

15.  Entire Agreement.  This Amendment, together with the Lease, contains all of
     ----------------
the agreements of the parties hereto with respect to any matter covered or mentioned in this Amendment or the Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose.

                            Execution Page To Follow

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              LANDLORD:

                              THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

                              By: Hill Partners Management Company, Inc., its authorized agent



                                    By: /s/ Beth Ann Signor
                                        -----------------------------------
                                    Name:   Beth Ann Signor
                                    Title:  President


                              TENANT:

                              VIGNETTE CORPORATION, Delaware corporation



                              By: /s/ John J. Ciulla
                                  -----------------------------------------
                              Name:   John J. Ciulla
                              Title:  Chief Information Officer

                                   EXHIBIT A

                      FLOOR PLAN OF SECOND FLOOR PREMISES

                                       1